NEW COVENANT FUNDS

New Covenant Growth Fund
New Covenant Balanced Growth Fund
New Covenant Balanced Income Fund
(the "Funds")

Supplement Dated April 10, 2017
to the Prospectus (the "Prospectus") dated October 31, 2016

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

Effective April 1, 2017, the Prospectus is hereby amended and supplemented to reflect the following changes in the Funds.

Changes to the Fees and Expenses of the New Covenant Balanced Growth Fund

In the Fund Summary for the New Covenant Balanced Growth Fund, under the heading "Fees and Expenses" (but excluding the sub-heading titled "Portfolio Turnover"), the text and tables are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)^
Management Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Funds Fees and Expenses ("AFFE")	0.84%
Total Annual Fund Operating Expenses	1.11%†

^  Expenses information in the table has been restated to reflect current fees.

†  Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Balanced Growth Fund	$113	$353	$612	$1,352

There are no other changes to the Fees and Expenses of the New Covenant Balanced Growth Fund.

Changes to the Fees and Expenses of the New Covenant Balanced Income Fund

In the Fund Summary for the New Covenant Balanced Income Fund, under the heading "Fees and Expenses" (but excluding the sub-heading titled "Portfolio Turnover"), the text and tables are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)^
Management Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses	0.27%
Acquired Funds Fees and Expenses ("AFFE")	0.82%
Total Annual Fund Operating Expenses	1.09%†

^  Expenses information in the table has been restated to reflect current fees.

†  Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Balanced Income Fund	$111	$347	$601	$1,329

There are no other changes to the Fees and Expenses of the New Covenant Balanced Income Fund.

Changes to the Fee Waiver Disclosure

In the section titled "Investment Adviser," under the sub-section titled "Information About Fee Waivers," the text relating to the Funds in the second chart is hereby deleted and replaced with the following in the appropriate order thereof:

Fund Name	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Growth Fund	1.14%	0.87%	0.87%
Balanced Growth Fund	1.11%	0.97%	0.13%
Balanced Income Fund	1.09%	0.97%	0.15%

*  AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year, taking into account the voluntary fee waivers for the Growth Fund and Income Fund.

There are no further changes to the fee waiver disclosure of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1093 (4/17)